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                                                                    Exhibit 2.3

                       [ARTHUR ANDERSEN LLP LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Form 8-K/A.


                                          ARTHUR ANDERSEN LLP


Dallas, Texas
October 14,1997



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